CERTIFICATION OF CHIEF EXECUTIVE OFFICER REQUIRED BY 18 U.S.C. SECTION 1350

EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dragon Jade International Limited (the “Company”) on Form 20-F for the fiscal year ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wong Ka Ming, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 18, 2010

/s/ Wong Ka Ming
Name:	Wong Ka Ming
Title:	Chief Executive Officer